Merger Transaction (Details) - Schedule of recognized identified assets acquired and liabilities assumed $ in Thousands	Oct. 12, 2021 USD ($)
Current assets:
Cash	$ 9
Total current assets	9
Current liabilities:
Accounts payable and accrued expenses	1,093
Convertible notes payable – Related Party	367
Due to unrelated party	167
Total current liabilities	1,627
Net current liabilities	$ (1,618)